Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

18. Subsequent Events

Chief Acquisition

On April 9, 2012, we entered into a membership interest purchase and sale agreement (“Purchase Agreement”) to acquire Chief Gathering LLC (“Chief Gathering”) from Chief E&D Holdings LP (“Chief Holdings”) for a base purchase price of $1.0 billion, payable in a combination of $800 million in cash and $200 million in a new class of limited partner interests in us (“Special Units”) subject to adjustment as provided in the Purchase Agreement. The Special Units are substantially similar to our common units, except that the Special Units, to be issued to Chief Holdings, will neither pay nor accrue distributions for six consecutive quarterly distributions commencing with the first quarterly distribution whose record date occurs after the date of the closing of the Purchase Agreement.

Chief Gathering owns and operates six natural gas gathering systems serving over 300,000 dedicated acres in the Marcellus Shale, located in the north central Pennsylvania counties of Lycoming, Bradford, Susquehanna, Sullivan, Wyoming and Greene and in Preston County, West Virginia. This transaction, when closed, will result in a major expansion of PVR’s pipeline systems in the Marcellus Shale region.

On April 9, 2012, we entered into (i) a Class B unit purchase agreement with Riverstone V PVR Holdings, L.P. and Riverstone Global Energy and Power Fund V (FT), L.P. (the “Riverstone Investor”) to sell $400.0 million of Class B Units, representing a new class of limited partner interests in us (the “Class B Units”), in a private placement to the Riverstone Investor, and (ii) a common unit purchase agreement with the purchasers named therein to sell $180.0 million of our common units in a private placement to such purchasers (the “PIPE Transaction”). We will use the proceeds from the sale of the Class B Units and the common units in the PIPE Transaction to fund a portion of the cash purchase price for the Chief acquisition.

On May 17, 2012 the Chief Acquisition was completed with us paying $850.0 million in cash and $191.3 million of preliminary fair value Special Units. The acquisition was accounted for using the purchase method of accounting. Under the purchase method of accounting, the total purchase price has been allocated to the current assets and liabilities and the tangible, intangible and goodwill assets acquired. The purchase price allocation for the Chief Acquisition is preliminary and has not been finalized. We need to complete certain post-closing adjustments with the seller and the appraisal of the assets acquired. Fair values have been developed using recognized business valuation techniques and are subject to change pending final valuation analysis.

Amendment to Revolver

In connection with the Chief acquisition, we, together with our wholly owned subsidiary, PVR Finco LLC, and certain of our other affiliates, entered into an amendment to the Revolver, or the Revolver Amendment, certain provisions of which were effective on April 23, 2012 and certain provisions of which were effective upon the consummation of the Chief acquisition to, among other things, to allow for certain modifications to facilitate the Chief acquisition. Specifically, the Revolver Amendment modifies certain covenants in our Revolver, including, but not limited to, covenants relating to permitted indebtedness, permitted liens and certain financial covenants, in order to permit us to obtain a bridge loan commitment and to incur other indebtedness in order to finance the Chief acquisition.

Bridge Loan

In April 2012, in connection with the proposed Chief Acquisition, we obtained a commitment from commercial banks for senior unsecured bridge loans in an aggregate amount up to $220 million (the “Bridge Loans”). The commitment expired in May 2012 upon issuance of the 8.375% Senior Notes.

Senior Notes

On May, 17, 2012, we completed the issuance of $600 million of senior notes in a private placement. These notes were priced at 100% of the principal amount and bear interest at a rate of 8.375% per year, due June 1, 2020. They are fully and unconditionally guaranteed by PVR’s existing and future domestic restricted subsidiaries, subject to certain exceptions. Approximately $250 million of the proceeds from the senior notes offering was used in connection with the financing of the Chief Acquisition, and the remainder was used to pay down a portion of the outstanding borrowings under PVR’s Revolver.

Sale of Crossroads System

On July 3, 2012, we completed the sale of our Crossroads natural gas gathering system and processing plant (the “Crossroads Sale”) for cash proceeds of $63 million. The Crossroads system, located in the Midcontinent Midstream segment in the southeastern portion of Harrison County in east Texas, includes approximately eight miles of gas gathering pipeline, an 80 MMcfd cryogenic processing plant, approximately 20 miles of NGL pipeline, and a 50% ownership in an approximately 11-mile gas pipeline.